Exhibit 99.1
PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Enfusion 2Q 2024 Shareholder Letter August 2024

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Disclaimer 2 Forward-Looking Statements Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. More information on these risks and other potential factors that could affect our business, financial performance and results of operations can be found in our filings with the Securities & Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 3 Dear Shareholders, Enfusion performed well in the second quarter, generating revenue of $49.5M, translating to 16% year over year growth and a year over year expansion of adjusted EBITDA margin. We won 39 new accounts this quarter, including the asset management arm of an international bank in Asia Pacific, and a life and health insurance company in the US. These new client additions demonstrate that we can compete and win against current incumbent players in the institutional asset management and corporate segments. 2Q24 Highlights: • The launch market in the Americas showed strength in the Q2 2024. The seasonally strong fund launch market of Q1 2024 carried through and accelerated in Q2 2024. 64% of our wins in Q2 2024 were launches, including four from established firms. We believe Enfusion remains the platform of choice for new and existing asset managers due to our high client satisfaction, scalable modern solution, and strong referral base. • We are gaining deeper penetration across international geographies. Our Europe, Middle East, and Africa teams succeeded in expanding our strength with deeper penetration in Scandinavia, Switzerland, and South Africa. Our Asia Pacific team successfully navigated geopolitical and macro headwinds for alternative asset managers, signing over 50% of our new business in Q2 2024 from traditional asset managers, including our first win in New Zealand. • The next phase of Portfolio Workbench released new features. Several new features and enhancements were released this quarter, including optimized decision making, customization for Fixed Income Rebalancing, and a cash ladder report derived through innovative methodologies. The new functionality is fully integrated into our platform and synthesizes on-hand cash balances, unsettled trades, corporate actions, asset servicing, and additional analytical tools to help guide portfolio management. We believe we are delivering a world class technology platform and services to our customers while investing up-market, which has enabled us to win more profitable new business with significantly higher annual contract values and longer duration. Additionally, we are increasing our market share in both new and legacy geographical territories while expanding into new segments. These developments represent proof points that we are delivering on the strategy we laid out at our Investor Day. We remain confident in the guidance we provided earlier this year and believe we are on track to becoming a “Rule of 40” Company over the 2025-2027 time period. Sincerely, Oleg Movchan Chief Executive Officer

PROPRIETARY AND CONFIDENTIAL PROPRIETARY ©2023 ENFUSION. ALL RIGHTS RESERVED. 2024 ENFUSION. ALL RIGHTS RESERVED. 4 Our Mission To power all investment workflows with our unparalleled technology, relentless innovation, and dedicated focus on clients All Workflows Durable Financial Profile Relentless Innovation World Class Team Enfusion’s Mission We deliver exceptional tech enabled client experience Leverage the depth and breadth of our client base to improve continuously All mission components translate into growth with a durable margin profile Front-to-back capabilities power all workflows across asset classes, strategies & investment vehicles Unparalleled multi tenant technology is a foundation of our competitive edge Our product strategy reflects our innovation mindset Passionate team of seasoned operators Experience leading large organizations across multiple market cycles Client Focus SaaS Architecture

PROPRIETARY AND CONFIDENTIAL PROPRIETARY ©2023 ENFUSION. ALL RIGHTS RESERVED. 2024 ENFUSION. ALL RIGHTS RESERVED. Compliance Trading Risk Operations Investor Relations Business Development Portfolio Managers Research Enfusion is a Unique Collaboration Platform Our SaaS architecture & product roadmap expand collaboration for all related workflows to more personas across all functional areas This architecture enables a “single source of truth” data framework Control Enfusion becomes an extension of a client’s team since all parties – Enfusion and the client – use the same platform to collaborate 5

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 6 It is our time to disrupt the traditional asset management segment the same way we disrupted the alternatives segment Untapped Upside Potential: $25B TAM $25B $15.3B $1.2B $1.3B $7.2B Private Equity & Private Credit Firms Equity Hedge Funds Non-Equity Hedge Funds Traditional Asset Managers & Asset Owners The above figures are based on Enfusion’s internal estimates incorporating data from HFM/With Intelligence, Preqin, IPREO and other media sources

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. OEMS & Compliance Portfolio Management Solutions Portfolio Construction Workbench Decision Analytics Portfolio Analytics Reporting Reference Data Book of Record Managed Services Back-office Accounting and Operations Future roadmap Inception 2024 Evolution of the Enfusion Product: 2024 Product covers foundational baseline, but more work needs to be done to achieve global Institutional scale. Interfaces and Data Platform 7

PROPRIETARY AND CONFIDENTIAL PROPRIETARY ©2023 ENFUSION. ALL RIGHTS RESERVED. 2024 ENFUSION. ALL RIGHTS RESERVED. 8 The Perfect Storm: Why Enfusion Wins Built with multi-tenant SaaS architecture from day one Enfusion’s History Trailblazing technology foundational to future growth Client’s Race to Cloud & Scalability Client’s Time-to- Market Pressures Macro Market Trends Electronification of Markets SaaS Eating Enterprise Models Client’s Reduced Tech Budgets Active Management Fee Compression

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 2Q24 Key Financial Highlights Highly attractive SaaS model with combination of scale, growth and profitability $ in millions 9 (1) See appendix for definition and non-GAAP reconciliations. Adjusted Free Cash Flow Z00 FCF Conversion Total Revenue Z00 YoY Growth Adjusted EBITDA Z00 Adjusted EBITDA Margin Gross Profit Z00 Gross Margin (1) (1) Adjusted Gross Profit Z00 Adjusted Gross Margin Net Income Z00 Net Income Margin Operating Cash Flow Z00 OCF Margin (1) (1) $49.5 15.8% 45.5% $33.5 67.7% $10.1 20.5% $33.9 68.5% $2.5 5.2% $7.3 14.8% $4.6 (1) (1) (1) (1) (1)

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Strong Growth $ in millions $42.7 $44.4 $46.5 $48.1 $49.5 2Q23 3Q23 4Q23 1Q24 2Q24 Revenue 10 (1) (1) (1) $(4.1) Gross Profit and Adjusted Gross Profit (1) (1) See appendix for non-GAAP reconciliations. $28.5 $29.9 $30.9 $31.9 $33.5 $28.7 $30.2 $31.1 $32.6 $33.9 2Q23 3Q23 4Q23 1Q24 2Q24 Gross Profit Adjusted Gross Profit

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Improving Profitability 66.7% 67.3% 66.4% 66.3% 67.7% 67.3% 68.0% 66.9% 67.8% 68.5% 2Q23 3Q23 4Q23 1Q24 2Q24 Gross Margin Adjusted Gross Margin Gross Margin and Adjusted Gross Margin (1) 11 (1) (1) (1) $(4.1) Net Income Margin and Adjusted EBITDA Margin (1) (1) See appendix for non-GAAP reconciliations. 2.3% 6.0% 1.9% -1.6% 5.2% 18.6% 18.5% 21.1% 19.1% 20.5% 2Q23 3Q23 4Q23 1Q24 2Q24 Net Income Margin Adjusted EBITDA Margin

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Improving Profitability 12 (1) See appendix for non-GAAP reconciliations. (1) (1) $(4.1) $1.0 $2.7 $0.9 $-0.8 $2.5 $8.0 $8.2 $9.8 $9.2 $10.1 2Q23 3Q23 4Q23 1Q24 2Q24 Net Income Adjusted EBITDA $6.0 $12.1 $6.6 $1.5 $7.3 $3.8 $9.5 $4.3 -$1.2 $4.6 2Q23 3Q23 4Q23 1Q24 2Q24 Operating Cash Flow Adjusted FCF $ in millions Net Income and Adjusted EBITDA(1) (1) Operating Cash Flow and Adjusted Free Cash Flow(1)

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. $171.2 $177.9 $185.1 $190.5 $195.7 2Q23 3Q23 4Q23 1Q24 2Q24 101.7% 102.4% 102.1% 102.9% 103.0% 2Q23 3Q23 4Q23 1Q24 2Q24 Organic client growth and expansion continues to scale 13 827 842 865 868 879 2Q23 3Q23 4Q23 1Q24 2Q24 $212 $217 $219 $226 $228 2Q23 3Q23 4Q23 1Q24 2Q24 15.2% 12.1% 12.4% 58% 59% 58% 8.9% 8.0% 7.8% $ in millions (1) The Net Dollar Retention Rate reported includes involuntary churn. Net Dollar Retention Rate in 4Q23 includes a 70 bps headwind, in 1Q24. a 60 bps headwind, in 2Q24 a 60 bps headwind, from the UBS and Credit Suisse merger (2) Represents NDR variance Year over Year (3) Conversions as a percentage of ARR. ARR 2Q23 3Q23 4Q23 1Q24 2Q24 2Q23 3Q23 4Q23 1Q24 2Q24 2Q23 3Q23 4Q23 1Q24 2Q24 $ in thousands 14.1% 14.3% 59% 59% 5.6% 7.5% Net Dollar Retention Rate(1) Clients Avg Contract Value YoY Growth YoY Growth(2) % Conversions(3) YoY Growth -16.1% -10.3% -9.3% 2Q23 3Q23 4Q23 1Q24 2Q24 -3.1% 1.3%

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Front Book + Back Book = Total Revenue Growth 14 Front Book = Onboarding Of New Logos Back Book = Growth From Our Existing Customer Base 20.9% 16.4% 13.4% 14.2% 14.8% -4.0% -3.1% 1.3% 3.1% 1.0% 16.9% 13.3% 14.7% 17.3% 15.8% 2Q23 3Q23 4Q23 1Q24 2Q24 Front Book Back Book Total Revenue Growth

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 2024 Guidance 15 FCF Conversion is adjusted Free Cash Flow divided by Adjusted EBITDA. Adjusted EBITDA guidance excludes stock-based compensation of $19-20 million for the full year of 2024, of which we estimate approximately 1/3 occurred in 1Q24. These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section above for information on the factors that could cause our actual results to differ materially from these forward-looking statements. A reconciliation of these forward-looking non-GAAP measures to the corresponding GAAP measure is not available without unreasonable effort because of the inherent difficulty of forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are out of our control, or cannot reasonable be predicted. For the same reasons, Enfusion is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results. Financial Metrics No Change GAAP Revenues $200-210 Million Adjusted EBITDA $40-45 Million FCF Conversion 50-55%

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Medium Term Guidance (2025 - 2027) 16 Financial Metrics No Change Annual Revenue Growth 20-22% Annual Adjusted EBITDA Margin Expansion 200-400 bps Annual FCF Conversion Expansion 300-500 bps These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section above for information on the factors that could cause our actual results to differ materially from these forward-looking statements. A reconciliation of these forward-looking non-GAAP measures to the corresponding GAAP measure is not available without unreasonable effort because of the inherent difficulty of forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are out of our control, or cannot reasonable be predicted. For the same reasons, Enfusion is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Appendix

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. ENFUSION, INC. CONSOLIDATED BALANCE SHEETS (dollars and shares in thousands, except par value) 18 ASSETS Current assets: Cash and cash equivalents $ 34,447 $ 35,604 Accounts receivable, net 33,672 28,069 Prepaid expenses 4,475 5,009 Other current assets 1,573 1,170 Total current assets 74,167 69,852 Notes receivable, net 3,000 — Property, equipment, and software, net 19,672 18,314 Right-of-use-assets, net 16,054 14,304 Other assets 7,197 6,502 Total assets $ 120,090 $ 108,972 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 816 $ 2,212 Accrued expenses and other current liabilities 11,862 13,841 Current portion of lease liabilities 5,194 4,256 Total current liabilities 17,872 20,309 Lease liabilities, net of current portion 12,803 11,181 Total liabilities 30,675 31,490 Commitment and contingencies (Note 8) Stockholders’ equity: Preferred stock, $0.001 par value; 100,000 shares authorized, no shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively — — Class A common stock, $0.001 par value; 1,000,000 shares authorized, 92,188 and 88,332 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively 92 88 Class B common stock, $0.001 par value; 150,000 shares authorized, 36,199 and 39,199 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively 36 39 Additional paid-in capital 236,327 226,877 Accumulated deficit (171,645) (172,932) Accumulated other comprehensive loss (509) (406) Total stockholders’ equity attributable to Enfusion, Inc. 64,301 53,666 Non-controlling interests 25,114 23,816 Total stockholders’ equity 89,415 77,482 Total liabilities and stockholders’ equity $ 120,090 $ 108,972 (Unaudited) As of As of June 30, 2024 December 31, 2023

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. ENFUSION, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (dollars and shares in thousands, except per share amounts) (Unaudited) 19 REVENUES: Platform subscriptions $ 45,794 $ 39,610 Managed services 3,223 2,945 Other 438 166 Total revenues 49,455 42,721 COST OF REVENUES: Platform subscriptions 14,194 12,523 Managed services 1,636 1,621 Other 132 64 Total cost of revenues 15,962 14,208 Gross profit 33,493 28,513 OPERATING EXPENSES: General and administrative 18,673 16,326 Sales and marketing 6,021 5,277 Technology and development 6,096 4,464 Total operating expenses 30,790 26,067 Income from operations 2,703 2,446 NON-OPERATING INCOME (EXPENSE): Payment to related party — (1,501) Interest income, net 356 462 Other expense, net (111) (221) Total non-operating income (expense) 245 (1,260) Income before income taxes 2,948 1,186 Income taxes 401 188 Net income 2,547 998 Net income attributable to non-controlling interests 721 369 Net income attributable to Enfusion, Inc. $ 1,826 $ 629 Net income per Class A common shares attributable to Enfusion, Inc.: Basic $ 0.02 $ 0.01 Diluted $ 0.02 $ 0.01 Weighted-average number of Class A common shares outstanding: Basic 91,480 88,314 Diluted 128,852 129,856 Three Months Ended June 30, 2024 2023

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. ENFUSION, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars and shares in thousands, except per share amounts) (Unaudited) 20 Cash flows from operating activities: Net income $ 1,786 $ 5,692 Adjustments to reconcile net income to net cash provided by operating Non-cash lease expense 3,802 3,256 Depreciation and amortization 5,547 3,950 Provision for credit losses 269 688 Amortization of debt-related costs 117 13 Stock-based compensation expense 11,102 1,431 Change in operating assets and liabilities: Accounts receivable (5,878) (148) Prepaid expenses 533 1,138 Other assets (2,359) (1,568) Accounts payable (1,261) (817) Accrued compensation (1,644) (3,981) Accrued expenses and other liabilities (172) 375 Lease liabilities (2,995) (3,087) Net cash provided by operating activities 8,847 6,942 Cash flows from investing activities: Purchases of property and equipment (1,640) (2,290) Capitalization of software development costs (3,814) (2,479) Purchase of convertible promissory note (3,000) — Net cash used in investing activities (8,454) (4,769) Cash flows from financing activities: Distributions to non-controlling interests (136) — Settlement of tax receivable acquired in reorganization transactions — 1,501 Issuance of Class A common stock, net of issuance costs — 9,692 Payment of withholding taxes on stock-based compensation (1,253) (48,080) Other financing activities — (308) Net cash used in financing activities (1,389) (37,195) Effect of exchange rate changes on cash and cash equivalents (161) 248 Net decrease in cash and cash equivalents (1,157) (34,774) Cash and cash equivalents, beginning of period 35,604 62,545 Cash and cash equivalents, end of period $ 34,447 $ 27,771 Six Months Ended June 30, 2024 2023

Reconciliations To Non-GAAP Financial Measures

The following table reconciles gross profit to adjusted gross profit:

($ in thousands, unaudited)		Three Months Ended June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
GAAP Gross Profit	$	**28,513**	**29,850**	**30,862**	**31,878**	**33,493**
Add back stock-based compensation expense		223	227	230	717	392
Add other non-recurring items[1]		—	76	—	—	—
Adjusted Gross Profit	$	**28,736**	**30,153**	**31,092**	**32,595**	**33,885**
Adjusted Gross Margin		67.3%	68.0%	66.9%	67.8%	68.5%

[1] For the three months ended September 30, 2023, includes $76 thousand of accelerated depreciation of leasehold improvement assets of restructured lease facilities.

The following table reconciles net income to adjusted EBITDA:

($ in thousands, unaudited)		Three Months Ended June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Net income (loss)	$	**998**	**2,661**	**900**	**(761)**	**2,547**
Interest income		(462)	(331)	(356)	(317)	(356)
Income tax expense (benefit)		188	367	1,280	(117)	401
Depreciation and amortization		2,081	2,523	3,512	2,674	2,872
EBITDA	$	**2,805**	**5,220**	**5,336**	**1,479**	**5,464**
Adjustments:						
Stock-based compensation expense		2,639	2,562	3,404	7,001	4,101
Tax payment on stock-based compensation		70	43	60	429	101
Effects of foreign currency		222	(85)	308	82	111
Other non-recurring items[1,2,3,4,5]		2,218	468	678	188	354
Adjusted EBITDA	$	**7,954**	**8,208**	**9,787**	**9,179**	**10,131**
Adjusted EBITDA Margin		**18.6%**	**18.5%**	**21.1%**	**19.1%**	**20.5%**

[1] For the three months ended June 30, 2023, includes $586 thousand in expenses related to an abandoned securities transaction, $131 thousand in executive search fees for a newly-created leadership position, and the distribution to FTV IV L.P. ("FTV Fund IV") of $1.5 million that was received by Enfusion due to certain tax overpayments made by an entity that was previously affiliated with FTV Fund IV.

[2] For the three months ended September 30, 2023, includes $78 thousand in debt extinguishment costs, $188 thousand in double-occupancy charges of restructured New York City lease, and $202 thousand in severance related to restructuring actions within one of our functional groups.

[3] For the three months ended December 31, 2023, primarily includes the write-off of capitalized software and licenses related to a project which was abandoned in the fourth quarter of 2023 after management's decision to pursue an alternative path.

[4] For the three months ended March 31, 2024, includes the sign-on bonus for the newly-appointed Chief Operating Officer.

[5] For the three months ended June 30, 2024, includes temporary double occupancy related to office relocations.

enfusion
PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED.
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PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures The following table reconciles operating cash flow to adjusted free cash flow: The Company’s stock-based compensation expense was recognized in the following captions within the consolidated statements of operations: 22 ($ in thousands, unaudited) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Net cash provided by operating activities $ 6,018 12,106 6,586 1,533 7,314 Purchases of property and equipment (801) (958) (1,205) (635) (1,005) Capitalization of software development costs (1,418) (1,649) (1,090) (2,113) (1,701) Adjusted Free Cash Flow $ 3,799 9,499 4,291 (1,215) 4,608 Three Months Ended ($ in thousands, unaudited) 2024 2023 Cost of revenues $ 392 $ 223 General and administrative 2,672 1,653 Sales and marketing 306 211 Technology and development 731 552 Total stock-based compensation expense $ 4,101 $ 2,639 Three Months Ended June 30,

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures The following table reconciles net income to adjusted net Income which is used to calculate adjusted diluted EPS: 23 1 Per share amounts are based on a weighted average number of shares outstanding on a fully-diluted basis. 2 For the three months ended June 30, 2024, includes temporary double occupancy related to office relocations. 3 For the three months ended June 30, 2023, includes $586 thousand in expenses related to an abandoned securities transaction, $131 thousand in executive search fees for a newly-created leadership position, and the distribution to FTV IV L.P. (“FTV Fund IV”) of $1.5 million that was received by Enfusion due to certain tax overpayments made by an entity that was previously affiliated with FTV Fund IV. 4 Income tax expense (benefit) calculated using effective tax rate for the period: 13.6% and 15.9%, respectively. (unaudited) Per share Per share Net income and fully diluted EPS $ 2,547 0.02 $ 998 0.01 Adjustments1 : Stock-based compensation expense 4,101 0.03 2,639 0.02 Tax payment on stock-based compensation 101 0.00 70 0.00 Effects of foreign currency 111 0.00 222 0.00 Other non-recurring items 2,3 354 0.00 2,218 0.02 Tax adjustment4 (635) (0.00) (819) (0.01) Sub-total adjustments 4,032 0.03 4,330 0.03 Adjusted net income and adjusted diluted EPS $ 6,579 0.05 $ 5,328 0.04 Three Months Ended June 30, 2024 2023 In thousands In thousands

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Definitions OCF Margin Operating Cash Flow Margin represents net cash provided from operating activities divided by total net revenues. We believe OCF Margin is an important metric because it indicates our ability to convert sales into cash. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with GAAP, this presentation and the accompanying tables include Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion are supplemental measures of our operating performance and liquidity that are neither required by, nor presented in accordance with, U.S. GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. These measures are presented because they are the primary measures used by management to evaluate our financial performance and liquidity, and for forecasting purposes. This non- GAAP financial information is useful to investors because it eliminates certain items that affect period-over-period comparability and provides consistency with past financial performance or liquidity and additional information about underlying results and trends by excluding certain items that may not be indicative of our business, results of operations or outlook. Additionally, we believe that these and similar measures are often used by securities analysts, investors and other interested parties as a means of evaluating a company’s operating performance. Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion are non- GAAP financial measures, are not measurements of our financial performance or liquidity under U.S. GAAP and should not be considered as alternatives to net income, earnings per share, income from operations, gross profit, gross margin, or any other performance measures determined in accordance with U.S. GAAP. These non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP, but rather as supplemental information to our business results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. Furthermore, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP financial measures as tools for comparison. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, and certain non-recurring items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenues. Adjusted Free Cash Flow and FCF Conversion Adjusted Free Cash Flow represents net cash provided from operating activities less purchases of property and equipment and capitalized software development costs. However, given our non-discretionary expenditures, Adjusted Free Cash Flow does not represent residual cash flow available for discretionary expenditures. FCF Conversion represents Adjusted Free Cash Flow divided by Adjusted EBITDA. 24

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Definitions Continued Adjusted Net Income and Adjusted Diluted EPS Adjusted Net Income represents net income adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, certain non-recurring items, and the tax effect of such adjustments. Adjusted Diluted EPS represents Adjusted Net Income divided by fully diluted weighted average shares outstanding. Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit represents gross profit, excluding the impact of stock-based compensation and other non-recurring items. Adjusted Gross Margin represents Adjusted Gross Profit divided by total net revenues. Key Metrics: In connection with the management of our business, we identify, measure and assess a variety of key metrics. The key metrics we use in managing our business are set forth below. Annual Recurring Revenue We calculate Annual Recurring Revenue, or ARR, by annualizing platform subscriptions and managed services revenues recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients. ARR is included in a set of metrics we calculate monthly to review with management as well as periodically with our board of directors. Average Contract Value We calculate Average Contract Value, or ACV, by dividing ARR by the number of clients that are billed at the end of the measurement period. We believe ACV is an important metric because it provides important information about the growth of our clients' accounts. Investors should not place undue reliance on ARR or Net Dollar Retention Rate or Average Contract Value as an indicator of future or expected results. Our presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited. Net Dollar Retention Rate We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition and involuntary cancellations. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. Post 4Q23, we no longer provide the Net Dollar Retention Rate calculation excluding involuntary cancellation calculations. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR. We believe Net Dollar Retention Rate is an important metric because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts. 25